UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2003


                                PVF CAPITAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Ohio                           0-24948                   34-1659805
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(State or Other Jurisdiction)        (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)



30000 Aurora Road,  Solon,   Ohio                               44139
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(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (440) 248-7171
                                                           --------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
         ---------------------------------------

     On July 23, 2003, PVF Capital Corp. (the "Company") announced that the Company's Board of Directors declared a dividend of 10% of the Company's common shares on June 24, 2003. This share dividend will be issued on the 29th day of August, 2003, to the holders of shares of record at the close of business on August 15, 2003.

     Further information regarding the dividend is set forth in the press release dated July 23, 2003, which is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

           Exhibit 99.1             Press Release dated July 23, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PVF CAPITAL CORP.



Date:    July 23, 2003             By:/s/ John R. Male
                                      ------------------------------------------
                                      John R. Male
                                      Chairman of the Board and Chief Executive
                                      Officer